UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2022

RALLYBIO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40693	85-1083789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

234 Church Street Suite 1020 New Haven, Connecticut	06510
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 203 859-3820

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RLYB	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, Rallybio Corporation (the “Company”) entered into an Underwriting Agreement, dated November 10, 2022 (the “Underwriting Agreement”), with J.P. Morgan Securities LLC, Cowen and Company, LLC and Evercore Group L.L.C., as representatives of the several underwriters named in Schedule A thereto (the “Underwriters”), relating to the underwritten offering of 5,000,001 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a price of $6.00 per Share, less the underwriting discounts and commissions, and, to certain investors in lieu of Common Stock, pre-funded warrants to purchase up to an aggregate of 3,333,388 shares of Common Stock at a price of $5.9999 (the “Pre-Funded Warrants”), which represents the per share public offering price for the Shares less the $0.0001 per share exercise price for each Pre-Funded Warrant (the “Offering”). In addition, the Company granted the Underwriters an option to purchase, at the public offering price less any underwriting discounts and commissions, up to an additional 1,250,000 shares of Common Stock, exercisable for 30 days from the date of the Underwriting Agreement (the “Option”). On November 28, 2022, the Underwriters partially exercised the Option to purchase 803,654 shares of Common Stock (the “Additional Shares”) at a price of $6.00 per share, less the underwriting discounts and commissions. The issuance and sale of the Additional Shares is expected to take place on or about December 1, 2022, subject to the satisfaction of customary closing conditions.

The Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-266668), including the prospectus dated August 15, 2022, as supplemented by the prospectus supplement dated November 10, 2022.

Ropes & Gray, LLP, counsel to the Company, has issued an opinion to the Company, dated December 1, 2022, regarding the Additional Shares to be sold in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rallybio Corporation

Date: December 1, 2022	By:	/s/ Jeffrey M. Fryer
Jeffrey M. Fryer, CPA
Chief Financial Officer and Treasurer